Exhibit 99.2


                    FOURTH AMENDMENT TO THE HOLDINGS GUARANTY

      FOURTH AMENDMENT TO THE HOLDINGS GUARANTY (the "Amendment"), dated as of December 24, 2002, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

      WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Amendments

            1. Section 2.11(c) of the Holdings Guaranty is hereby amended by deleting the date "December 31, 1999" appearing therein and inserting the text "the Fourth Amendment Effective Date" in lieu thereof.

            2. The introductory paragraph of Section 3 of the Holdings Guaranty is hereby amended by inserting the text ", PIK Notes" immediately after the word "Loans" appearing therein.


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            3. Section 3.01(d) of the Holdings Guaranty is hereby amended by deleting the text "through 4.16, inclusive" and inserting the text "4.15 and 4.16" in lieu thereof.

            4. Section 3.01 of the Holdings Guaranty is hereby further amended by inserting the following new clauses (m), (n), (o) and (p) immediately following clause (l) thereof:

            "(m) Monthly Financial Statements. As soon as available and in any event within 30 days after the end of each fiscal month of Holdings, commencing with the fiscal month ending January 31, 2003, the consolidated balance sheet of Holdings and its Subsidiaries at the end of such fiscal month and the related consolidated statements of income, of stockholders' equity and of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case, setting forth comparative figures for the corresponding fiscal month in the prior fiscal year (other than for the fiscal year ended December 31, 2002) and comparative figures for such fiscal month as set forth in the respective financial plan delivered pursuant to clause (c) of this
      Section 3.01, all of which shall be prepared in accordance with GAAP and certified by the Chief Financial Officer or other Authorized Officer of Holdings, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes.

            (n) Management Letters. Promptly after Holdings', or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received by Holdings, or such Subsidiary from its certified public accountants and management's responses thereto.

            (o) Divestiture Plans. Promptly after Holdings' or any of its Subsidiaries' development thereof, a copy of any plan developed by Holdings and/or its Subsidiaries (or their respective advisors) to wind-up, liquidate, dissolve, merge, consolidate, sell, divest or otherwise dispose of any of its insurance businesses (including, without limitation, any plan developed for the divestiture of Trenwick International Limited).

            (p) Strategic Plans. No later than 60 days following the Fourth Amendment Effective Date, its business plan for calendar year 2003 including, without limitation, divestiture plans and its plan for complying with the covenant contained in Section 3.19 of this Agreement."

            5. Section 3.13 of the Holdings Guaranty is hereby amended to read in its entirety as follows

            "3.13 Pledge Agreement. (a) No later than 30 days following the Third Amendment Effective Date, (a) Holdings and LaSalle Re Holdings shall have delivered one or more pledge agreements, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the capital stock of LaSalle Re Holdings and LaSalle Re shall be duly pledged to the Collateral Agent (collectively, the "LaSalle Pledge Agreements") and (b) the Collateral Agent shall


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      have received the certificates representing the shares of certificated capital stock of LaSalle Re Holdings and LaSalle Re pledged pursuant to the LaSalle Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, along with evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the LaSalle Pledge Agreements have been taken.

            (b) No later than 60 days following the Fourth Amendment Effective Date, each Credit Party (excluding (i) any Credit Party where Legal Requirements, any Governmental Authority or the legal instruments governing the currently outstanding Indebtedness of Holdings or one or more of its Subsidiaries prohibits or restricts such Credit Party from executing a Pledge Agreement or (ii) any Foreign Credit Party where the Administrative Agent determines, based on advice of local counsel, that it would be preferable for the respective Foreign Credit Party not to execute and deliver the U.S. Pledge Agreement, but to execute and deliver one or more Foreign Pledge Agreements as contemplated below) shall have duly authorized, executed and delivered a Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent (as amended, modified or supplemented from time to time, the "U.S. Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledge Agreement Collateral, if any, referred to therein and then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledge Agreement Collateral and (y) together with executed and undated stock powers in the case of capital stock constituting Pledge Agreement Collateral. With respect to (A) any Foreign Credit Party, if the Administrative Agent determines (based on advice of local counsel) that it would be in the interests of the Renewing Banks that the respective Foreign Credit Party authorize, execute and deliver a pledge agreement governed by the laws of the jurisdiction in which such Foreign Credit Party is organized and (B) any Credit Party (whether organized under the laws of the United States or a non-U.S. jurisdiction) which is pledging promissory notes, capital stock or equity interests in one or more Persons organized under the laws of a different jurisdiction from the jurisdiction of organization of the respective Credit Party, if the Administrative Agent determines (based on advice of local counsel) that it would be in the interests of the Renewing Banks that the respective Credit Party authorize, execute and deliver one or more additional pledge agreements governed by the laws of the jurisdiction or jurisdictions in which the Person or Persons whose promissory notes, capital stock or equity interests are being pledged is (or are) organized, then the respective Credit Party shall take the actions contemplated by clause (A) and/or (B), as the case may be, above (and, in the case of clause (A) above, shall not execute the U.S. Pledge Agreement). Each pledge agreement to be executed and delivered by one or more Credit Parties pursuant to the immediately preceding sentence (collectively, as modified, amended or supplemented from time to time, the "Foreign Pledge Agreements" and each such agreement, a "Foreign Pledge Agreement") shall be prepared by local counsel satisfactory to the Administrative Agent and be in form and


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

      substance reasonably satisfactory to the Administrative Agent, and shall conform as nearly as possible (as to the obligations secured thereby and the rights intended to be granted thereunder) to the U.S. Pledge Agreement, taking into account variations necessary or desirable under applicable local law. In connection with the foregoing, and except to the extent otherwise expressly provided in this Agreement, it is understood and agreed that it is the intention of the parties hereto that the Renewing Banks receive valid and enforceable first priority, perfected security interests in all promissory notes, capital stock and equity interests owned by each Credit Party, provided that no pledge shall be required of more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary of Holdings (which is not itself a Credit Party) entitled to vote (although 100% of the non-voting stock, if any, of each such Foreign Subsidiary shall be required to be pledged). The limitations described in the proviso to the immediately preceding sentence shall not apply to pledges by Holdings or any of its Subsidiaries other than the Borrower and its Domestic Subsidiaries. Furthermore, in connection with the execution and delivery of the Foreign Pledge Agreements, the respective Credit Parties shall take such actions as may be necessary or desirable under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve, maintain and protect the security interests granted (or purported to be granted) thereby.

            6. Section 3 of the Holdings Guaranty is hereby amended by inserting the following new Sections 3.14, 3.15, 3.16, 3.17, 3.18, 3.19, 3.20, 3.21, 3.22,
3.23 and 3.24 immediately following Section 3.13 thereof:

            "3.14 Subsidiary Guaranties. No later than 60 days following the Fourth Amendment Effective Date, each Subsidiary of Holdings (excluding
      (i) LaSalle Re Holdings, (ii) the Borrower, (iii) the Account Party or
      (iv) any Subsidiary of Holdings where the Administrative Agent determines, based on advice of local counsel, that (x) it would be preferable for the respective Subsidiary Guarantor not to execute and deliver the U.S. Subsidiaries Guaranty, but only to execute and deliver a Foreign Subsidiaries Guaranty as contemplated below or (y) such Subsidiary is prohibited from executing a Subsidiary Guaranty by applicable Legal Requirements, any Governmental Authority or the legal instruments governing the currently outstanding Indebtedness of Holdings or one or more of its Subsidiaries) shall have duly authorized, executed and delivered the Subsidiary Guaranty in the form of Exhibit F to the Credit Agreement (as modified, amended or supplemented from time to time, the "U.S. Subsidiary Guaranty") and the U.S. Subsidiary Guaranty shall be in full force and effect. With respect to any Subsidiary Guarantor which is a Foreign Subsidiary of Holdings, if the Administrative Agent determines (based on advice of local counsel) that it would be in the interests of the Banks that (x) the respective Subsidiary Guarantor execute both the U.S. Subsidiary Guaranty and a guaranty governed by the law of the jurisdiction in which the respective Foreign Subsidiary is organized or
      (y) the respective Subsidiary Guarantor execute only a guaranty governed by the laws of the jurisdiction in which the respective Foreign Subsidiary is organized, then the respective Subsidiary Guarantor shall take the actions contemplated by clause (x)


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      or (y), as the case may be, above (and, in the case of clause (y) above, shall not execute the U.S. Subsidiary Guaranty). Each guaranty to be executed and delivered by Foreign Subsidiaries of Holdings pursuant to the immediately preceding sentence (each, as modified, amended or supplemented from time to time, a "Foreign Subsidiary Guaranty") shall be prepared by local counsel satisfactory to the Administrative Agent and be in form and substance satisfactory to the Administrative Agent, and shall conform as nearly as possible (as to the obligations guaranteed and the rights intended to be granted thereunder) to the U.S. Subsidiary Guaranty, taking into account variations necessary or desirable under applicable local law.

            3.15 U.S. Security Agreement.

            No later than 60 days following the Fourth Amendment Effective Date, each U.S. Credit Party (excluding any U.S. Credit Party where Legal Requirements, any Governmental Authority or the legal instruments governing the currently outstanding Indebtedness of Holdings or one or more of its Subsidiaries prohibits such U.S. Credit Party from executing a Security Agreement) shall have duly authorized, executed and delivered a Security Agreement in form and substance satisfactory to the Administrative Agent (as modified, supplemented or amended from time to time, the "U.S. Security Agreement") covering all of such U.S. Credit Party's present and future Security Agreement Collateral referred to therein, together with:

            (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the U.S. Security Agreement;

            (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date, listing all effective financing statements that name any U.S. Credit Party or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any U.S. Credit Party or any of its Subsidiaries as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law fully executed for filing);

            (iii) evidence of the completion of all other recordings and filings of, or with respect to, the U.S. Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the U.S. Security Agreement; and


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

            (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to create, maintain, effect, perfect, preserve, maintain and protect the security interests purported to be created by the U.S. Security Agreement have been taken;

            and the U.S. Security Agreement and such other documents shall be in full force and effect.

            3.16 Foreign Security Agreements.

            No later than 60 days following the Fourth Amendment Effective Date, each Foreign Credit Party (excluding any Foreign Credit Party where Legal Requirements, any Governmental Authority or the legal instruments governing the currently outstanding Indebtedness of Holdings or one or more of its Subsidiaries prohibits such Foreign Credit Party from executing a Security Agreement) shall have duly authorized, executed and delivered such security agreements, documents and instruments as may be required by the Administrative Agent (based on advice of local counsel), with the intent being that the Renewing Banks receive valid and enforceable first priority, perfected security interests (securing the same obligations secured by the U.S. Security Agreement) in all or substantially all of the assets (including all tangible and intangible assets, including receivables, contract rights, securities, inventory, equipment and material patents, trademarks and other intellectual property) owned by each Foreign Credit Party in which it is practicable (in accordance with requirements of local law and taking into account such cost and practicality considerations as may be agreed by the Administrative Agent) to obtain such security interests (as determined by the Administrative Agent and the Renewing Banks, based on advice of local counsel). All security documentation to be executed and delivered by the Foreign Credit Parties pursuant to the immediately preceding sentence (collectively, as modified, amended or supplemented from time to time, the "Foreign Security Agreements" and each such agreement, a "Foreign Security Agreement") shall be prepared by local counsel satisfactory to the Administrative Agent, and shall be in form and substance satisfactory to the Administrative Agent. In connection with the execution and delivery of the Foreign Security Agreements, the respective Foreign Credit Parties shall take such actions as may be necessary or desirable under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve, maintain and protect the security interests granted (or purported to be granted) thereby (including, without limitation, taking actions analogous to those described in Section 3.15 with respect to the Security Agreement Collateral described in the U.S. Security Agreement), in each case to the extent customary in connection with secured transactions under the laws of the respective jurisdiction or deemed necessary or desirable by the Administrative Agent or the Required Renewing Banks based on advice of local counsel. Each Foreign Security Agreement shall be in full force and effect.

            3.17 Further Assurances. (a) Holdings will, and will cause each Credit Party to, grant to the Collateral Agent security interests in such assets and


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

      properties of Holdings and its Subsidiaries as are not covered by the original Security Documents, as may be requested from time to time by the Administrative Agent or the Required Renewing Banks, and as are not prohibited by Legal Requirements, any Governmental Authority or the legal instruments governing the currently outstanding Indebtedness of Holdings or one or more of its Subsidiaries (collectively, the "Additional Security Documents"). All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except Liens permitted under Section 4.03 hereof. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

            (b) Holdings will, and will cause each of its Subsidiaries to, at the expense of Holdings and such Subsidiaries, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require to ensure the validity, enforceability, perfection or priority of the Collateral Agent's security interest in the Collateral or to enable the Collateral Agent to realize or exercise the rights and benefits intended to be created by the Security Documents. Furthermore, Holdings shall cause to be delivered to the Collateral Agent such opinions of counsel, appraisals and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 3.17 has been complied with.

            (c) If at any time any Subsidiary of Holdings is created, established or acquired, such Subsidiary shall be required to execute and deliver counterparts of the U.S. Subsidiaries Guaranty (and/or, in the case of a Foreign Subsidiary, such additional or alternative guaranties as may be determined necessary or desirable by the Administrative Agent in accordance with the criteria described in Section 3.14 hereof) and, in each case, unless the Administrative Agent otherwise agrees based on advice of local counsel such other Security Documents as the Administrative Agent and the Required Renewing Banks may request, and in each case shall take all action in connection therewith as would otherwise have been required to be taken pursuant to Sections 3.13, 3.14, 3.15 and
      3.16 as if such Subsidiary had been a Credit Party on the Fourth Amendment Effective Date. Furthermore the Administrative Agent or the Required Renewing Banks may at any time request that one or more Subsidiaries of Holdings which are not Subsidiary Guarantors become Subsidiary Guarantors, in which case Holdings shall cause each such Subsidiary which has been specifically requested to become a Subsidiary Guarantor to take all actions as are specified in the immediately


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

      preceding sentence, provided that no Subsidiary of Holdings shall be required to take such actions if, and to the extent that, based upon written advice of local counsel satisfactory to the Administrative Agent concludes that the taking of such actions would violate applicable Legal Requirements, any Governmental Authority or the legal instruments governing the currently outstanding Indebtedness of Holdings or one or more of its Subsidiaries, provided further, that if steps (such as limiting the amount guaranteed) can be taken so that such violation would not exist, then if requested by the Administrative Agent, the respective Subsidiary shall enter into a modified Subsidiaries Guaranty which provides, to the maximum extent permissible, as many of the benefits as are provided pursuant to the U.S. Subsidiaries Guaranty.

            (d) Holdings agrees that each action required by this Section 3.17 shall be completed as soon as possible, but in no event later than 60 days after such action is requested in writing to be taken by the Administrative Agent or the Renewing Banks.

            3.18 Warrant Agreement. No later than 60 days following the Fourth Amendment Effective Date, Holdings shall have duly authorized, executed and delivered to the Renewing Banks a (x) warrant agreement in form and substance reasonably satisfactory to the Required Renewing Banks (as modified, amended or supplemented from time to time in accordance with the terms thereof, the "Warrant Agreement") pursuant to which Holdings shall have issued to the Renewing Banks, Warrants representing 10% of the equity capital of Holdings (on a fully diluted basis) (with the Warrants to be issued to each Renewing Bank on a pro rata basis based upon each Renewing Bank's Renewal L/C Commitment) and (y) registration rights agreement in form and substance reasonably satisfactory to the Required Renewing Banks (as modified, amended or supplemented from time to time in accordance with the terms thereof, the "Registration Rights Agreement") relating to the Warrants issued pursuant to clause (x) above.

            3.19 Termination/Collateralization of the Letters of Credit. (a) Holdings shall use its best efforts to terminate Total Initial L/C Commitment, each Initial Letter of Credit, the Total Renewal L/C Commitment and each Renewal Letter of Credit by no later than December 31, 2003.

            (b) In the event that Holdings has not terminated the Total Initial L/C Commitment, each Initial Letter of Credit, the Total Renewal L/C Commitment and each Renewal Letter of Credit as provided in clause (a) of this Section 3.19, Holdings shall, by no later than December 31, 2003, fully collateralize with cash, Cash Equivalents and/or marketable securities (subject to the terms set forth on Schedule II to the Credit Agreement), in a manner reasonably satisfactory to the Administrative Agent, (A) the obligations owing to each Renewing Bank in respect of each Initial Letter of Credit and (B) after the termination of the Total Initial L/C Commitment, the obligations owing to each Renewing Bank in respect of each Renewal Letter of Credit.


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            3.20 Special Provisions Regarding Trenwick International Limited.
      Trenwick International Limited will cease underwriting new business no later than December 31, 2002.

            3.21 Special Provisions Regarding LaSalle Entities and Conduct of Business. (a) Holdings and/or its Subsidiaries will use their best efforts to convert LaSalle Re to Class 3 insurer status.

            (b) Holdings and/or its Subsidiaries will use their best efforts to secure loss portfolio transfers at LaSalle Re and its Subsidiaries in form and substance satisfactory to the Required Banks.

            (c) Holdings and/or its Subsidiaries will use their best efforts to secure stop-loss treaties satisfactory to the Required Banks for the 2001, 2002 and 2003 years of account at Lloyd's.

            (d) Holdings will promptly pay, upon receipt of notice from Lloyd's, any solvency deficit or cash call for the 2002 and prior years of account at Lloyd's.

            3.22 Trenwick Senior Notes. Holdings and the Borrower will cause the Trenwick Senior Notes to be replaced, refinanced or restructured in a manner satisfactory to the Required Banks by no later than March 1, 2003.

            3.23 Reviews by Financial Advisor. At any time and from time to time the Financial Advisor to the Banks, at the request of the Required Banks, may review and analyze the operations and underwriting business of Holdings and its Subsidiaries, including without limitation, the salaries and directors' fees paid to the employees and directors of the Account Party and its Subsidiaries.

            3.24 Special Provisions Regarding Run Off. (a) If at any time following the Fourth Amendment Effective Date, syndicate 839 or 44 ceases underwriting at Lloyd's for the 2004 year of account or any subsequent year of account, new directors shall be appointed to Trenwick Managing Agents Limited (or any successor thereto) to manage such syndicate for the purpose of minimizing the costs incurred by such syndicate in connection with its failure to underwrite and such directors shall be satisfactory to the Required Banks.

            (b) If at any time following the Fourth Amendment Effective Date, any Subsidiary of Holdings ceases its underwriting activity at Lloyd's for the 2004 or any subsequent year of account, the Financial Advisor to the Banks shall have the right to review any costs incurred by any Subsidiary of Holdings in connection with such failure to underwrite (the "Run Off Costs") and no material expenditures shall be made by Holdings or any of its Subsidiaries in connection with such Run Off Costs without the prior written consent of the Required Banks"


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            7. The introductory paragraph of Section 4 of the Holdings Guaranty is hereby amended by inserting the text ", PIK Notes" immediately after the word "Loans" appearing therein.

            8. Section 4.01 of the Holdings Guaranty is hereby amended by (i) inserting the reference "(a)" at the beginning of said Section, (ii) deleting the text "Restatement Effective Date" appearing therein and inserting the text "Fourth Amendment Effective Date" in lieu thereof and (iii) inserting the following new clause (b) and paragraph immediately following clause (a) thereof:

            "(b) Notwithstanding anything to the contrary contained in clause
      (a) of this Section 4.01, (i) Holdings and its Subsidiaries shall be prohibited from underwriting any property and casualty insurance or reinsurance business other than such businesses (including with respect to class, duration or otherwise) as are satisfactory to the Required Banks, it being understood and agreed that the business of Holdings and its Subsidiaries as presented to the Financial Advisor to the Banks prior to the Fourth Amendment Effective Date is satisfactory to the Required Banks,
      (ii) after the Fourth Amendment Effective Date, Holdings and/or its Subsidiaries shall not underwrite any new classes of business without the prior written consent of the Required Banks, which may be withheld in their sole discretion, (iii) after the Fourth Amendment Effective Date, Holdings and/or its Subsidiaries shall not underwrite any new United States directors' and officers' insurance or errors and omissions insurance and (iv) after the Fourth Amendment Effective Date, Holdings and/or its Subsidiaries shall not underwrite any business with an insurance period greater than 12 months, plus odd time, to a maximum of 18 months.

            Notwithstanding anything to the contrary contained in clause (a) and
      (b) of this Section 4.01, to the extent that Holdings has not collateralized with cash, cash equivalents and/or marketable securities (subject to the terms set forth on Schedule II hereto), in a manner reasonably satisfactory to the Administrative Agent, 60% of the obligations owing to each Renewing Bank in respect of each Initial Letter of Credit issued by the L/C Banks by no later than August 1, 2003, Holdings and its Subsidiaries shall be prohibited from underwriting any insurance or reinsurance business after such time without the prior written consent of the Required Banks."

            9. Section 4.02(a) of the Holdings Guaranty is hereby amended by (i) deleting the word "Material" appearing therein, (ii) inserting the text, "(w) if Holdings has been re-incorporated in Delaware as provided in Section 4.11(c) hereof, the Borrower and/or LaSalle Re Holdings may merge with Holdings, if Holdings is the surviving corporation of such merger," immediately preceding clause (x) of the proviso appearing in said Section and (iii) deleting clause
(y) of the proviso appearing in said Section and inserting the text "(y) Chartwell Insurance Company may merge with and into Trenwick America Reinsurance Corporation;" in lieu thereof.


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            10. Section 4.02(b) of the Holdings Guaranty is hereby amended by
(i) deleting the text "; and" appearing at the end of clause (ii) thereof and inserting a period in lieu thereof and (ii) deleting clause (iii) of said
Section in its entirety.

            11. Section 4.02 of the Holdings Guaranty is hereby further amended by inserting the following new clause (c) immediately following the end of clause (b) thereof:

            "(c) Holdings will not, and will not permit any of its Subsidiaries to convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory in the ordinary course of business), provided that (i) Holdings will be permitted to sell Trenwick International Limited and Trenwick Holdings Limited and (ii) Holdings or one of its Subsidiaries may sell Dakota Specialty Insurance Company."

            12. Section 4.03(d) of the Holdings Guaranty is hereby amended by deleting the text "by more than $5,000,000" appearing therein.

            13. Section 4.03(f) of the Holdings Guaranty is hereby amended by inserting the text ", provided that any Liens incurred or deposits made in connection with Reinsurance Agreements or Retrocession Agreements shall have been incurred or made prior to the Fourth Amendment Effective Date" immediately preceding the semicolon at the end of said Section.

            14. Section 4.03(k) of the Holdings Guaranty is hereby amended by deleting the text "after the Restatement Effective Date" appearing in said Section and inserting the text "prior to the Fourth Amendment Effective Date" in lieu thereof.

            15. Section 4.03(l) of the Holdings Guaranty is hereby amended by inserting the text "in each case, consummated prior to the Fourth Amendment Effective Date" immediately preceding the proviso appearing in said Section.

            16. Section 4.03(n) of the Holdings Guaranty is hereby amended by deleting the text "Pledge Agreement" appearing therein and inserting the text "Security Documents" in lieu thereof.

            17. Section 4.04(b) of the Holdings Guaranty is hereby amended by inserting the text "prior to the Fourth Amendment Effective Date and" immediately following the text "purchase money Liens."

            18. Section 4.04(c) of the Holdings Guaranty is hereby amended by
(i) deleting the text "together with" and inserting the text "without giving effect to any subsequent" in lieu thereof, and (ii) deleting the text "so long as the principal amount of any such Indebtedness is not increased as a result of any such extension renewal or refinancing" appearing therein.

            19. Section 4.04(d) of the Holdings Guaranty is hereby amended by inserting the text "entered into prior to the Fourth Amendment Effective Date" immediately following the text "Reinsurance Agreements" appearing in said Section.

            20. Section 4.04(f) of the Holdings Guaranty is hereby amended by
(i) deleting the word "and" immediately preceding the text "any refinancing" appearing in said Section and inserting the text "without giving effect to" in lieu thereof, (ii) deleting the text "so long as the principal amount of thereof is not increased" appearing in said Section, (iii) deleting the word "and" appearing at end of clause (ii) in the proviso appearing in said Section and
(iv) inserting the text "and (iv) such Indebtedness was incurred prior to the Fourth Amendment Effective Date" immediately preceding the semicolon at the end of said Section.

            21. Section 4.04(g) of the Holdings Guaranty is hereby amended by inserting the text ", in an aggregate principal amount not to exceed $5,000,000 at any one time (without regard to any write-downs, write-offs or re-characterizations of such loans)" immediately preceding the period at the end of said Section.

            22. Section 4.04 of the Holdings Guaranty is hereby amended by deleting clauses (h), (i), (j), (k), (l) and (m) in their entirety.

            23. Section 4.05(b) of the Holdings Guaranty is hereby amended by inserting the text "and are otherwise satisfactory to the Required Banks" immediately preceding the semicolon at the end of said Section.

            24. Section 4.05(d) of the Holdings Guaranty is hereby amended by inserting the text ", provided that the principal amount of such loans and advances outstanding at any time shall not exceed $500,000 in the aggregate"

            25. Section 4.05(f) of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "(f) [Intentionally Omitted];".

            26. Section 4.05(l) is hereby amended by inserting the text "in each case, consummated prior to the Fourth Amendment Effective Date, provided that on and after the Fourth Amendment Effective Date, Dakota Specialty Insurance Company and ReCor Insurance Company Inc. shall be permitted to invest up to their respective statutorily permitted maximum investments in The Insurance Corporation of New York and/or Trenwick America Reinsurance Corporation" immediately preceding the semicolon appearing at the end of said Section.

            27. Section 4.05(m) of the Holdings Guaranty is hereby amended by
(i) inserting the text ", provided that the aggregate amount of such Investments shall not exceed $1,000,000 at any time" immediately preceding the semicolon at the end of said Section and (ii) inserting the word "and" immediately following the semicolon at the end of said Section.

            28. Section 4.05(n) of the Holdings Guaranty is hereby amended by deleting the text "; and" appearing therein and inserting a period in lieu thereof.

            29. Section 4.05(o) of the Holdings Guaranty is hereby deleted in its entirety.

            30. Section 4.06(a) of the Holdings Guaranty is hereby amended by
(i) deleting the semicolon appearing at the end of clause (i) thereof and inserting the text ", provided that the proceeds of such dividends are used (i) to collateralize the Letters of Credit as provided in Section 4.02 of the Credit Agreement or (ii) to pay Fees incurred by the Account Party in connection with the Letter of Credit." and (ii) deleting clause (ii), (iii), (iv), (v) and (vi) thereof in their entirety.

            31. Section 4.06(b) of the Holdings Guaranty is hereby amended by
(i) inserting a comma immediately following the text "the Trenwick Senior Notes" appearing in said Section, (ii) deleting the word "and" immediately preceding the text "Legal Requirements" and (iii) inserting the text "and (IV) the Warrant Agreement" immediately preceding the period appearing at the end of said Section.

            32. Section 4.08(a) of the Holdings Guaranty is hereby amended by
(i) deleting the reference "(i)" appearing in said Section and (ii) deleting the text "so long as no Event of Default occurs under Section 9.09 of the Credit Agreement, (ii) the issuance of Qualified Preferred Stock and (iii) the issuance of preferred stock in accordance with the terms of the Cat E Put Securities" appearing in said Section and inserting the text "as provided in the Warrant Agreement" in lieu thereof.

            33. Section 4.08(b) of the Holdings Guaranty is hereby amended by deleting the text "to Holdings or to a Wholly-Owned Subsidiary of Holdings" and inserting the text "LaSalle Re may acquire the capital stock of Oak Dedicated Limited, Oak Dedicated Two Limited and Oak Dedicated Three Limited" in lieu thereof.

            34. Section 4.09 of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "4.09 Creation of Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Fourth Amendment Effective Date any Subsidiary, other than Non-Regulated Companies which are not Subsidiaries of any Regulated Insurance Company, so long as (A) subject to Sections 3.13 and 3.17, the capital stock or other equity interests of each such new Wholly-Owned Subsidiary is pledged pursuant to, and to the extent required by, the applicable Pledge Agreements and, if such capital stock or equity interests constitute certificated stock, the certificates representing such capital stock or equity interests, together with stock or other powers duly executed in blank, are delivered to the Collateral Agent for the benefit of the Secured Creditors and (B) to the extent such new Wholly-Owned Subsidiary is required, in accordance with the applicable provisions of Section 3.17, to become a Subsidiary Guarantor, (i) such new Wholly-Owned Subsidiary executes and delivers counterparts of the U.S. Subsidiaries Guaranty (and/or in the case of a Foreign Subsidiary, such additional or alternative guaranties as may be determined necessary or desirable by the Administrative Agent in accordance with the criteria described in Section 3.14) and, in each case unless the Administrative Agent otherwise agrees based on advice of local counsel, such other Security Documents as would have been entered into by the respective Subsidiary if same had been a Subsidiary Guarantor on the Fourth Amendment Effective Date, and takes all action in connection therewith as would otherwise have been required to be taken pursuant to Section

      3.14 if such new Wholly-Owned Subsidiary had been a Credit Party on the Fourth Amendment Effective Date and (ii) such new Wholly-Owned Subsidiary, to the extent requested by the Administrative Agent or the Required Banks, takes all other actions required pursuant to Section 3.17 (including, without limitation, to, at its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the Liens on its assets intended to be created pursuant to the applicable Security Documents)."

            35. Section 4.11(a) of the Holdings Guaranty is hereby amended by
(i) inserting the text ", Senior Notes" immediately following the text "Contingent Interest Notes" appearing in said Section and (ii) deleting the text "and/or" appearing at the end thereof.

            36. Section 4.11 of the Holdings Guaranty is hereby further amended by (i) inserting the text ", Senior Notes or any Preferred Securities" immediately following the text "Contingent Interest Notes" appearing in clause
(b) of said Section, (ii) deleting the period at the end of clause (b) and inserting the text "; and/or" in lieu thereof and (iii) inserting the following new clause (c) immediately following the end of clause (b) thereof:

            "(c) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) articles of association or by-laws (or analogous organizational documents), or any agreement entered into by it, with respect to its capital stock, or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause (c) or any such new agreements pursuant to this clause (c) which Holdings reasonably concludes do not in any way adversely affect the interests of the Renewing Banks, provided that nothing in this clause (c) shall prevent Holdings from changing is jurisdiction of organization from Bermuda to Delaware."

            37. Section 4.13 of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "4.13 [Intentionally Omitted]."

            38. Section 4.14 of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "4.14 [Intentionally Omitted]."

            39. Section 4.15 of the Holdings Guaranty is hereby amended by deleting the amount "$700,000,000" appearing therein and inserting the amount "325,000,000" in lieu thereof.

            40. Section 4.16 of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "4.16 Minimum Consolidated Tangible Net Worth. Holdings will not permit its Consolidated Tangible Net Worth at any time to be less than the sum of (i) $350,000,000, plus (ii) 50% of Consolidated Net Income (if positive) from and after September 30, 2002 to the last day of the then most recently ended fiscal quarter;"

            41. Section 4 of the Holdings Guaranty is hereby further amended by inserting the following new Sections 4.17, 4.18, 4.19, 4.20, 4.21, 4.22 and 4.23 immediately following Section 4.16 thereof.

            "4.17 Expenditures. (a) Holdings will not, and will cause its Subsidiaries not to make any single expenditure or payment (other than the payment of Specified Expenditures) in excess of $100,000 without the prior written consent of the Required Banks.

            (b) Notwithstanding anything to contrary contained in clause (a) of this Section 4.17, LaSalle Re Holdings and its Subsidiaries may not make any expenditures other than those expenditures that are determined to be ordinary and necessary in the good faith determination of LaSalle Re Holdings and its Subsidiaries.

            4.18 Trust Preferred Securities. Notwithstanding anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, make any interest payments on any Trust Preferred Securities, and Holdings will take or cause its Subsidiaries to take all actions necessary under Section 16.01 of the indenture governing the Trust Preferred Securities to defer the obligation to pay such interest.

            4.19 Oak Dedicated Entities. Holdings will not permit the Oak Dedicated Entities to make pay, distribute by way of dividend or otherwise, loan, advance, disburse, pledge or hypothecate any cash, Cash Equivalents, securities or assets of any kind to any Person, other than
      (i) to Lloyd's for the obligations of the Oak Dedicated Entities in respect of syndicates 839 and 44 and (ii) to collateralize the Letters of Credit in accordance with Section 3.19 of this Agreement or 4.02 of the Credit Agreement.

            4.20 Other Agreements. Holdings will not, and will not permit any of its Subsidiaries to, enter into any agreements on or after the Fourth Amendment Effective Date that provides any creditor of Holdings or any of its Subsidiaries preferred status over any L/C Bank.

            4.21 Managing Agents. Holdings will not, and will not permit any of its Subsidiaries to, manage or to be the managing agent for any Lloyd's syndicate other than syndicates 839, 44 and 2750.

            4.22 Lloyd's Subsidiaries. Holdings will not, and will not permit any of its Lloyd's Subsidiaries to, underwrite any insurance business other than insurance business at Lloyd's through syndicates 839 and 44."

            4.23 Salary Increases. Holdings will not, and will not permit any of its Subsidiaries to, increase the salaries of, or grant bonuses, stock options and other forms of compensation to, its employees, officers and/or directors, except pursuant to plans in existence on the Fourth Amendment Effective Date and in the normal course of business."

            42. The definition of "Account Party" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Account Party" shall mean (i) Trenwick Holdings with respect to the Initial Letters of Credit and (ii) Trenwick UK with respect to the Renewal Letters of Credit.

            43. The definition of "Additional Fee Date" appearing in Schedule I to the Credit Agreement is hereby amended by (i) deleting the text "September 30, 2002," and (ii) deleting the text "June 30, 2004" and inserting "December 31, 2003" in lieu thereof.

            44. The definition of "Asset Sale" appearing in Schedule I to the Holdings Guaranty is hereby amended by (i) deleting the comma appearing at the end of clause (a) of the parenthetical clause appearing in said Section and inserting the word "and" in lieu thereof, (ii) deleting the text "and (o)" appearing in clause (b) of the parenthetical clause appearing in said Section and (iii) and deleting the text "and, (c) other sales, transfers and dispositions the Net Available Proceeds from which do not exceed $1,000,000" appearing in clause (c) of the parenthetical clause appearing in said Section.

            45. The definition of "Benchmark Statement" appearing in Schedule I to the Holdings Guaranty is hereby amended by deleting the text "December 31, 1999" appearing in said definition and inserting the text "December 31, 2001" in lieu thereof.

            46. The definition of "Collateral" appearing Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Collateral" shall mean all property (whether real or personal, movable or immovable) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and cash equivalents and/or marketable securities delivered as collateral pursuant to Sections 4.02 hereof or 3.19 of the Holdings Guaranty hereof.

            47. The definition of "Consolidated Tangible Net Worth" appearing in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Consolidated Tangible Net Worth" shall mean, as of the date of any determination thereof, Consolidated Net Worth of Holdings at such time less the amount of all intangible items, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names, write-ups of assets and any unallocated excess costs of investments in Subsidiaries over equity in underlying net assets at dates of acquisition, plus, through no later than April 1, 2003, and solely for the purposes of determining compliance with Section 4.16 of the Holdings Guaranty, the face amount of the outstanding Trenwick Senior Notes.

            48. The definition of "Credit Documents" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Credit Documents" shall mean the Credit Agreement, the Holdings Guaranty, the Notes, the PIK Notes, the Existing Subsidiary Guaranty, the U.S. Subsidiary Guaranty, each Foreign Subsidiary Guaranty, the U.S. Security Agreement, each Foreign Security Agreement, the U.S. Pledge Agreement, each LaSalle Pledge Agreement, each Foreign Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document.

            49. The definition of "Credit Party" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Credit Party" shall mean each of Holdings, the Borrower, the Account Party, each U.S. Credit Party and each Foreign Credit Party.

            50. The definition of the term "L/C Bank" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Bank" shall mean each Initial L/C Bank and each Renewal L/C
      Bank.

            51. The definition of "L/C Commitment" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Commitment" shall mean (x) at all times prior to the termination of the Initial L/C Commitment, the Initial L/C Commitment and
      (y) at all other times, the Renewal L/C Commitment, but, for the purposes of the definition of "Required Banks", at all times prior to the termination of the Initial L/C Commitment, shall mean the Initial L/C Commitment.

            52. The definition of the term "L/C Exposure" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Exposure" shall mean (i) with respect to any Initial L/C Bank at any time such Initial L/C Bank's L/C Percentage of the aggregate stated amount of all outstanding Initial Letters of Credit at such time and (ii) with respect to any Renewal L/C Bank at any time such Renewal L/C Bank's L/C Percentage of the aggregate stated amount of all outstanding Renewal Letters of Credit at such time.

            53. The definition of "L/C Exposure Reduction Amount" appearing in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Exposure Reduction Amount" shall mean, for each Additional Fee Date, a reduction in the aggregate Stated Amount of all outstanding Letters of Credit as of the Fourth Amendment Effective Date by an amount equal to the product of the percentage set forth opposite such Additional Fee Date and the aggregate Stated Amount of all outstanding Letters of Credit as of the Fourth Amendment Effective Date:

            Additional Fee Date                                       Percentage
            -------------------                                       ----------
               June 30, 2003                                             60%
             December 31, 2003                                           100%

            54. The definition of "L/C Maturity Date" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Maturity Date" shall mean (a) with respect to any Initial Letter of Credit, the Initial L/C Maturity Date and (b) with respect to any Renewal Letter of Credit, the Renewal L/C Maturity Date.

            55. The definition of the term "L/C Percentage" appearing in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Percentage" of any Bank at any time shall mean (i) with respect to any Initial Letter of Credit a fraction (expressed as a percentage) the numerator of which is the Initial L/C Commitment of such Bank at such time and the denominator of which is the Total Initial L/C Commitment at such time, provided that if the L/C Percentage of any Bank pursuant to this clause (i) is to be determined after the Total Initial L/C Commitment has been terminated, then the L/C Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination and (ii) with respect to any Renewal Letter of Credit, a fraction (expressed as a percentage) the numerator of which is the Renewal L/C Commitment of such Renewal L/C Bank at such time and the denominator of which is the Total Renewal L/C Commitment at such time, provided that if the L/C Percentage of any Bank pursuant to this clause (ii) is to be determined after the Total Renewal L/C Commitment has been terminated, then the L/C Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

            56. The definition of the term "L/C Supportable Obligations" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "L/C Supportable Obligations" shall mean the "Lloyd's Obligations" of each of the Lloyd's Subsidiaries, as the term "Lloyd's Obligations" is defined in the Lloyd's Security and Trust Deed to which each Lloyd's Subsidiary and Lloyd's is a party.

            57. The definition of the term "Letter of Credit" appearing in
Schedule I to the Holdings Guaranty is hereby amended by deleting the section reference "2.01(a)" appearing therein and inserting the section reference "2.02(a)" in lieu thereof.

            58. The definition of "Pledge Agreement" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Pledge Agreement" shall mean the LaSalle Pledge Agreements, the U.S. Pledge Agreement and each Foreign Pledge Agreement.

            59. The definition of "Secured Creditors" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Secured Creditors" shall have the meaning assigned that term in the respective Security Documents.

            60. The definition of "Subsidiary Guarantor" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Subsidiary Guarantor" shall mean each Subsidiary of Holdings which executes and delivers any Subsidiary Guaranty.

            61. The definition of "Subsidiary Guaranty" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Subsidiary Guaranty" shall mean and include the Existing Subsidiary Guaranty, each U.S. Subsidiary Guaranty and each Foreign Subsidiary Guaranty.

            62. The definition of "Surplus Increase" appearing in Schedule I to the Holdings Guaranty is hereby amended by deleting the word "Statutory" appearing in said definition.

            63. The definition of "Total L/C Commitment" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Total L/C Commitment" shall mean (x) at all times prior to the termination of the Total Initial L/C Commitment, the sum of the Initial L/C Commitments of each of the Initial L/C Banks and (y) at all other times, the sum of the Renewal L/C Commitments of each of the Renewal L/C Banks.

            64. Schedule I to the Holdings Guaranty is hereby amended by (i) deleting the definition of "Applicable Commitment Fee Percentage", "Applicable Margin", "Applicable Period", "L/C Exposure", "L/C Issuance Expiration Date", "Letter of Credit Outstandings" and "Qualified Preferred Stock" and (ii) inserting the following new defined terms in the appropriate alphabetical order:

            "Additional Letter of Credit Fee" shall have the meaning provided in
      Section 3.01(i) of the Credit Agreement.

            "Additional Security Documents" shall have the meaning provided in
      Section 3.17(a) of the Holdings Guaranty.

            "Basic Fee" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "Basic Fee Rate" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "Chubb Agreement" shall mean the underwriting and reinsurance arrangement set forth in the Summary of Indicative Terms and Conditions, dated as of October 25, 2002, by and between Chubb Re, Inc. and Trenwick America Reinsurance Corporation.

            "Existing Subsidiary Guaranty" shall mean the Subsidiary Guaranty dated as of September 27, 2000, between LaSalle Re Holdings and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

            "Financial Advisor" shall mean Elliston, LLC, Elliston (UK) Ltd. and/or such other financial advisors as shall be retained by the Required Banks from time to time.

            "Foreign Credit Party" shall mean Holdings and each Foreign Subsidiary of Holdings which is a Credit Party, in each case for so long as such Persons remain organized under the laws of a jurisdiction other the United States and the States and territories thereof.

            "Foreign Subsidiary Guaranty" shall have the meaning provided in
      Section 3.14 of the Holdings Guaranty.

            "Foreign Pledge Agreements" shall have the meaning provided in
      Section 3.13 of the Holdings Guaranty.

            "Foreign Security Agreements" shall have the meaning provided in
      Section 3.16 of the Holdings Guaranty.

            "Fourth Amendment" shall mean the Fourth Amendment and Waiver to the Credit Agreement, dated as of December 20, 2002.

            "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

            "Initial L/C Bank" shall mean each Bank with an Initial L/C Commitment.

            "Initial L/C Commitment" shall mean, with respect to each Initial L/C Bank, the amount set forth opposite such Bank's name on Annex I of the Credit Agreement directly below the column entitled "Initial L/C Commitment," as the same may be reduced from time to time or terminated pursuant to Sections 3.02, 3.03 and/or 9 of the Credit Agreement.

            "Initial L/C Issuance Expiration Date" shall mean December 1, 2001.

            "Initial L/C Maturity Date" shall mean December 31, 2005.

            "Initial Letter of Credit" shall have the meaning provided in
      Section 2.01(a).

            "Initial Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate stated amount of all outstanding Initial Letters of Credit and the aggregate amount of all Unpaid Drawings in respect of all Initial Letters of Credit.

            "LaSalle Pledge Agreements" shall have the meaning provided in
      Section 3.13 of the Holdings Guaranty.

            "Lloyd's Subsidiaries" shall mean the Oak Dedicated Entities.

            "National Indemnity" shall mean National Indemnity Company.

            "National Indemnity Quota Share Agreement" shall mean the limited liability quota share agreement, dated December 24, 2002, pursuant to which National Indemnity agreed to provide $20,933,800 of capacity in support of syndicate 839 and $99,875,000 in support of syndicate 2750.

            "Non-Renewing Banks" shall mean any Bank which does not have a Renewal L/C Commitment.

            "Oak Dedicated Entities" shall mean Oak Dedicated Limited, Oak Dedicated Two Limited, Oak Dedicated Three Limited and Oak Dedicated Four Limited.

            "Oak Dedicated Entities" shall mean Oak Dedicated Limited, Oak Dedicated Two Limited, Oak Dedicated Three Limited and Oak Dedicated Four Limited.

            "Oak Dedicated Limited" shall mean Oak Dedicated Limited, a company organized under the laws of the United Kingdom.

            "Oak Dedicated Two Limited" shall mean Oak Dedicated Two Limited, a company organized under the laws of the United Kingdom.

            "Oak Dedicated Three Limited" shall mean Oak Dedicated Three Limited, a company organized under the laws of the United Kingdom.

            "Oak Dedicated Four Limited" shall mean Oak Dedicated Four Limited, a company organized under the laws of the United Kingdom.

            "PIK Fee" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "PIK Fee Rate" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "PIK Note Maturity Date" shall have the meaning provided in Section 3.01(h) of the Credit Agreement.

            "PIK Notes" shall have the meaning provided in Section 3.01(h) of the Credit Agreement.

            "Pledge Agreement Collateral" shall mean all collateral pledged pursuant to the Pledge Agreements.

            "Registration Rights Agreement" shall have the meaning provided in
      Section 3.18 of the Holdings Guaranty

            "Renewal L/C Bank" shall mean each Bank with a Renewal L/C
      Commitment.

            "Renewal L/C Commitment" shall mean, with respect to each Renewal L/C Bank, the amount set forth opposite such Bank's name on Annex I of the Credit Agreement directly below the column entitled "Renewal L/C Commitment," as the same may be reduced from time to time or terminated pursuant to Sections 2.02(c), 3.02, 3.03 and/or 9 of the Credit Agreement.

            "Renewal L/C Exposure" of any Renewal L/C Bank at any time shall mean such Renewal L/C Bank's Renewal L/C Percentage of the aggregate Stated Amount of all outstanding Renewal Letters of Credit at such time.

            "Renewal L/C Issuance Expiration Date" shall mean two Business Days following the Fourth Amendment Effective Date.

            "Renewal L/C Maturity Date" shall mean December 31, 2006.

            "Renewal Letter of Credit" shall have the meaning provided in
      Section 2.02(a) of the Credit Agreement.

            "Renewal Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate stated amount of all outstanding Renewal Letters of Credit and the aggregate amount of all Unpaid Drawings in respect of all Renewal Letters of Credit.

            "Renewing Banks" shall mean any Bank which has a Renewal L/C Commitment.

            "Required Renewing Banks" shall mean Renewing Banks (which are Non-Defaulting Banks) whose Renewal L/C Commitment (or, after the Total Renewal L/C Commitment has been terminated, the amount of any Unpaid Drawings owing to such Renewing Banks) constitute a majority of the Total Renewal L/C Commitment or, after the Total Renewal L/C Commitment has been terminated, the aggregate Unpaid Drawings.

            "Security Agreement" shall mean the U.S. Security Agreement and each Foreign Security Agreement.

            "Security Agreement Collateral" shall mean all collateral in which any security interest is granted pursuant to the Security Agreement.

            "Security Documents" shall mean and include each of the U.S. Security Agreement, the U.S. Pledge Agreement, each Foreign Security Agreement, each Foreign Security Agreement, each LaSalle Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document.

            "Specified Expenditures" shall mean, to the extent otherwise permitted by the Credit Agreement, the payment of (i) claims, (ii) "no claims" bonuses and profit commissions, (iii) reinstatement premiums, (iv) cash calls to Lloyd's, (v) retention bonuses and severance payments pursuant to existing retention bonus and severance arrangements, (vi) rent pursuant to current leases, (vii) insurance guaranty fund assessments and premium, (viii) insurance premium tax payments, (ix) federal and state income tax payments, (x) employee benefit insurance premiums, (xi) external audit fees, (xii) internal audit fees, (xiii) fees and expenses incurred in connection with the Credit Documents and (xiv) investment management fees incurred in connection with the management of the investment portfolio of Holdings and its Subsidiaries.

            "Specified Fees" shall mean the sum of (i) any letter of credit fees accrued during the calendar year 2003, and paid in cash, pursuant to Sections 3.01(c)(x), 3.01(c)(y)(I), and 3.01(g) and (ii) any PIK Fees (and interest thereon) accrued solely in respect of the calendar year 2003.

            "Surplus" shall mean, at any date for any Regulated Insurance Company, (a) the total amount as would be shown on line 32, page 3, column 1 of a Benchmark Statement for such Regulated Insurance Company prepared as of such date, in the case of a Domestic Subsidiary, and (b) the total amount of surplus of such Regulated Insurance Company as of such date determined in accordance with SAP, in the case of a Foreign Subsidiary.

            "Total Initial L/C Commitment" shall mean the sum of the Initial L/C Commitments.

            "Total Renewal L/C Commitment" shall mean the sum of the Renewal L/C Commitments.

            "Total Unutilized Initial L/C Commitment" shall mean, at any time, the sum of the Unutilized Initial L/C Commitments of the Initial L/C Banks at such time.

            "Total Unutilized Renewal L/C Commitment" shall mean, at any time, the sum of the Unutilized Renewal L/C Commitments of the Renewal L/C Banks at such time.

            "Trenwick Holdings" shall have the meaning provided in the first paragraph of the Credit Agreement.

            Trenwick UK" shall have the meaning provided in the first paragraph of the Fourth Amendment.

            "Unutilized Initial L/C Commitments" with respect to any Bank at any time shall mean such Bank's Initial L/C Commitment at such time less such Bank's Initial L/C Exposure at such time.

            "Unutilized Renewal L/C Commitments" with respect to any Bank at any time shall mean such Bank's Renewal L/C Commitment at such time less such Bank's Renewal L/C Exposure at such time.

            "U.S. Credit Party" shall mean the Borrower and each other Credit Party which is organized under the laws of the United States or any State or territory thereof.

            "U.S. Pledge Agreement" shall have the meaning provided in Section
      3.13 of the Holdings Guaranty.

            "U.S. Security Agreement" shall have the meaning provided in Section
      3.15 of the Holdings Guaranty.

            "U.S. Subsidiary Guaranty" shall have the meaning provided in
      Section 3.14 of the Holdings Guaranty.

            "Warrant" shall have the meaning provided in the Warrant Agreement.

            "Warrant Agreement" shall have the meaning provided in Section 3.18 of the Holdings Guaranty.

B.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the

Amendment Effective Date (as defined
below) (except with respect to (a) any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date and (b) the representation set forth in Section 2.11(c)), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Amendment Effective Date, in each case after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower, the Account Party and the Required Banks have consented to the Fourth Amendment to the Credit Agreement, dated as of December 24, 2002.

            5. From and after the Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.


                               TRENWICK GROUP LTD.


                                          By: /s/ Alan L. Hunte
                                             -----------------------------------
                                               Name:  Alan L. Hunte
                                               Title: Executive Vice President &
                                                      Chief Financial Officer

                  [Bank Signature Pages Intentionally Omitted]